Exhibit 10.5(d)
EXECUTION COPY
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
          FOURTH AMENDMENT, dated as of April 18, 2006 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, the Third Amendment, dated as of December 15, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Borrower has requested that the Lenders make certain amendments to Credit Agreement, as in effect prior to the Fourth Amendment Effective Date (the “Existing Credit Agreement”);
          WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          2. Amendment to Section 1.1 of the Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Consolidated Fixed Charge Coverage Ratio” and “L/C Commitment” in their entireties and substituting in lieu thereof the following in their respective appropriate alphabetical order:
     “Consolidated Fixed Charge Coverage Ratio”: for any period, the ratio of (a) (x) Consolidated EBITDA of the Borrower and its Subsidiaries for such period minus (y) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such period on account of Capital Expenditures plus (z) the proceeds of any Holdings’ Equity Contribution made during such period, including any such contributions made within thirty (30) days after the end of such period that are used by the Borrower and its Subsidiaries for Capital Expenditures made during such period, in an aggregate amount not exceeding the amount of Capital Expenditures described in clause (y) above, to (b) Consolidated Fixed Charges for such period.
“L/C Commitment”: $25,000,000.
          (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definition in its appropriate alphabetical order:
          “Holdings’ Equity Contribution”: any cash equity contribution to the Borrower made by Holdings.
          3. Amendment to Section 7.7 of the Credit Agreement. Section 7.7 of the Credit Agreement is hereby amended by deleting Section 7.7(a) in its entirety and substituting in lieu thereof the following:
          “(a) during any fiscal year of the Borrower, Capital Expenditures of the Borrower and its Subsidiaries in an aggregate amount not in excess of the amount set forth opposite such fiscal year below:

Fiscal Year	Capital Expenditure
2005	$12,000,000
2006	$33,000,000
2007	$40,000,000
2008	$40,000,000
2009 and thereafter	$12,000,000
provided, that (i) up to 50% of any amount set forth above, if not expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this clause (a) during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above; and”
          4. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Fourth Amendment Effective Date”) on which the following conditions have been satisfied:
     (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower.
     (b) Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.
     (c) Lender Consent Letter. A Lender Consent Letter, substantially in the form of Exhibit B (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders (as defined in the Existing Credit Agreement).

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     (d) Fees, etc. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Fourth Amendment Effective Date.
          5. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party and, in the case of the Borrower, to borrow under the Credit Agreement as amended hereby. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (b) The execution, delivery and performance of the Amendment Documents, the borrowings under the Amended Credit Agreement, and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
     (c) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

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     (d) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Fourth Amendment Effective Date.
     (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
          6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          7. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          9. Miscellaneous. (a) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
     (b) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC.
By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	CFO

By:	/s/ John Colling, Jr.
	Name:	John Colling, Jr.
	Title:	Treasurer

[Signature Page to Fourth Amendment]

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LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent
By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

EXHIBIT A TO
FOURTH AMENDMENT
FORM OF ACKNOWLEDGEMENT AND CONSENT

ACKNOWLEDGEMENT AND CONSENT
          Reference is made to the Fourth Amendment, dated as of April 18, 2006 (the “Fourth Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, the Third Amendment, dated as of December 15, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) and (ii) the Guarantee and Collateral Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the “Grantors”), in favor of the Administrative Agent for the benefit of the Secured Parties. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the transactions contemplated by the Fourth Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Fourth Amendment.
          THIS ACKNOWLEDGEMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

WILLIAMSON OIL CO., INC.
By:	/s/ Edward Morgan
	Title:	CFO

By:	/s/ John P. Colling Jr.
	Title:	Treasurer

[Signature Page to Acknowledgement and Consent]

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of April        , 2006.

DELEK US HOLDINGS, INC.
By:	/s/ Edward Morgan
	Title:	CFO

By:
	Title:	V.P.

MAPCO EXPRESS, INC.
By:	/s/ Edward Morgan
	Title:	CFO

By:	/s/ John P. Colling Jr.
	Title:	Treasurer

GASOLINE ASSOCIATED SERVICES, INC.
By:	/s/ Edward Morgan
	Title:	CFO

By:	/s/ John P. Colling Jr.
	Title:	Treasurer

LIBERTY WHOLESALE CO., INC.
By:	/s/ Edward Morgan
	Title:	CFO

By:	/s/ John P. Colling Jr.
	Title:	Treasurer

[Signature Page to Acknowledgement and Consent]

EXHIBIT B TO
FOURTH AMENDMENT
LENDER CONSENT LETTER
MAPCO EXPRESS, INC.
CREDIT AGREEMENT
DATED AS OF APRIL 28, 2005
To:	Lehman Commercial Paper Inc., as Administrative Agent 745 Seventh Avenue Bank Loans —16th Floor New York, New York 10019 Attn: Diane Albanese
Ladies and Gentlemen:
          Reference is made to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, the Third Amendment, dated as of December 15, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          The Borrower has requested that the Required Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the Fourth Amendment, dated as of April 18, 2006, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Fourth Amendment”).
          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution of the Fourth Amendment by the Administrative Agent.
          THIS LENDER CONSENT LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:
Dated: April ___, 2006
Signature Page to Lender Consent Letter

Accepted and agreed: LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:
Name:
	Title:	Authorized Signatory

Signature Page to Lender Consent Letter